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SECURITIES AND EXCHANGE COMMISSION

       Washington, D.C. 20549

       _______________________________

       FORM 8-K

       _______________________________

       CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the

     Securities
      Ecchange Act of 1934

October 15, 2001 (October 12, 2001)

       Date of report (date of earliest event
        reported):

       DIMON INCORPORATED

       (Exact name of registrant as specified
        in its charter)

       Virginia

       000-25734, 001-13684

       54-1746567

       ________________

       _____________________________

       ____________________

       (State of Incorporation)

       (Commission File Number)

       (I.R.S. Employer
        Identification No.)

     512 Bridge Street
Danville, Virginia 24541
(Address of principal executive offices)

       (804) 792-7511
        (Registrant's telephone number, including area code)

       N/A
        (former name of former address, if changed since last report)

       DIMON Incorporated and Subsidiaries

       ITEM 5.

       Other Events.

          On October
        12, 2001, DIMON issued a press release. A copy of the press release is being furnished as Exhibit 99.1 in compliance with Rule 135(c) under the
        Securities Act of 1993, as amended. DIMON regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

          This attached
        press release contains "forward-looking statements" as defined in the
        Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from DIMON's expectations and projections.
        Risks and uncertainties include changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for the Company's tobacco products, and the impact of regulation and litigation on DIMON's customers. A further list and description of these risks, uncertainties and other factors can be found in DIMON's Annual Report on Form 10-K for the fiscal year ended
        June 30, 2001 and other filings with the Securities and Exchange Commission.
        DIMON assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

       ITEM 7.

       Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)

       Financial Statements.

       None

       (b)

       Pro Forma Financial Information.

       None

       (c)

       Exhibits.

       Number

       Description

       _________

       ____________

       99.1

       Press Release, dated October 12, 2001

       DIMON Incorporated and Subsidiaries

       SIGNATURES

                 Pursuant
        to the requirements of the Securities Exchange Act of 1934, the Registrant
        has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       Date: October 15, 2001

       DIMON Incorporated

       Registrant

       By: /s/ Thomas G. Reynolds

       __________________________________________________

       Thomas G. Reynolds
        Vice President - Controller
        (Principal Accounting Officer)

       DIMON Incorporated and Subsidiaries

       INDEX TO EXHIBITS

       Exhibit No.

       Description

       Page No.

       99.1

       Press Release, dated October 12, 2001...........

       5